UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 8, 2011

Piedmont Natural Gas Company, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

North Carolina	1-6196	56-0556998
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4720 Piedmont Row Drive, Charlotte, North Carolina		28210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	704-364-3120

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On September 8, 2011, the Board of Directors of Piedmont Natural Gas Company, Inc. (the Company) amended and restated the Company's Bylaws, effective September 8, 2011.
The primary substantive change was to add advance notice and related provisions for shareholders seeking to bring business before an annual meeting of shareholders or nominate directors (Section 1.7). Section 1.7 generally requires 120 to 150 days notice before the first anniversary of the Company’s last annual meeting for shareholder proposals and director nominations, requires additional information from shareholders submitting a proposal or director nominee, as well as a signed statement from the nominee consenting to serve as a director and agreeing to abide by the Company’s corporate governance guidelines including stock ownership requirements if elected, and requires that shareholders seeking to have a proposal considered for inclusion in the Company’s proxy statement comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, separate from the advance notice process.
The other amendments are summarized as follows:
- changed earliest date to provide notice of shareholders meetings to 60 days from 50 days before the meeting (Section 1.3(a))
- added provision regarding notice content for annual and special shareholder meetings (Section 1.3(b))
- moved and clarified provision regarding notice for adjourned meeting (Section 1.3(c))
- clarified that abstentions and broker non-votes are considered present and entitled to vote for purposes of establishing a quorum for the transaction of business at a meeting of shareholders (Section 1.5)
- clarified votes needed for shareholder action and clarified that abstentions and broker non-votes are not counted as votes cast in calculating whether a majority of votes were cast in connection with a matter voted upon by shareholders (Section 1.9)
- added provision regarding general powers of Board of Directors (Section 2.1)
- added provisions specifying methods for nominating directors (Sections 2.3(a) and (c))
- changed from 2 to 3 the minimum number of directors who can call special meeting of Board of Directors and reworded method for giving notice of special meetings (Section 2.5)
- added provision regarding acceptable methods of remote attendance at Board of Directors meetings (Section 2.13)
- clarified appointment and term of officers (Section 4.2)
- clarified that a Board committee may fix officer compensation (Section 4.11)
- eliminated inapplicable statutory reference (Section 5.1)
- added provisions for record date for shareholder meeting or action and removed 50-day record date limitation for distributions or share dividends (Section 5.4)
- added provisions regarding principal office (Section 7.1), corporate seal (Section 7.2), definitions (Section 7.5) and electronic transactions (Section 7.6)
- clarified that Board of Directors can change fiscal year (Section 7.3)
- changed references to "statute" to "law or rule" (Section 1.5, 1.9, 6.2)

This description of the principal features and amendments is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

3.1 Bylaws of Piedmont Natural Gas Company, Inc. as Amended and Restated Effective September 8, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Piedmont Natural Gas Company, Inc.

September 13, 2011	By:	Jane Lewis-Raymond

Name: Jane Lewis-Raymond
Title: Senior Vice President, General Counsel, Corporate Secretary and Chief Compliance and Community Affairs Officer

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Exhibit Index

Exhibit No.	Description

3.1	Bylaws of Piedmont Natural Gas Company, Inc. as Amended and Restated Effective September 8, 2011